SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 11, 2004

Date of Report (Date of earliest event reported)

Wabash National Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana	47905

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable

(Former name or former address, if changed since last report)

Exhibit Index on Page 4

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
Wabash National Corporation Presentation

Item 9. Regulation FD Disclosure.

     Wabash National Corporation is making the presentation attached hereto as Exhibit 99.1 and incorporated herein by reference in connection with the Deutsche Bank Global Transportation Conference – dated February 11 & 12, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: February 11, 2004	By:	/s/ Robert J. Smith

Robert J. Smith
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Wabash National Corporation Presentation for Deutsche Bank Global Transportation Conference – dated February 11 & 12, 2004